                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material under Rule 14a-12

                                  Avigen, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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[ ]    Fee paid previously with preliminary materials:

[ ]    Check box if any part of the fee is offset as provided by Exchange Act
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       paid previously. Identify the previous filing by registration statement
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(9)    Date Filed:

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                                       1.
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                                  AVIGEN, INC.
                            1301 HARBOR BAY PARKWAY
                           ALAMEDA, CALIFORNIA 94502

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 20, 2002

To the Stockholders of Avigen, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVIGEN, INC., a Delaware corporation, will be held on Monday, May 20, 2002 at 9:00 a.m. local time at the offices of Avigen, 1301 Harbor Bay Parkway, Alameda, California 94502, for the following purposes:

          (1) To elect two (2) directors to hold office until the 2005 Annual Meeting of Stockholders.

          (2) To approve Avigen's 1996 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under such plan by 1,000,000 shares from 2,500,000 shares to a total of 3,500,000 shares.

          (3) To ratify the selection of Ernst & Young LLP as independent auditors of Avigen for its fiscal year ending December 31, 2002.

          (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 9, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Thomas J. Paulson
                                          THOMAS J. PAULSON
                                          Secretary

Alameda, California
April 15, 2002

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, YOU MAY BE ABLE TO VOTE ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED WITH YOUR VOTING FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                  AVIGEN, INC.
                            1301 HARBOR BAY PARKWAY
                           ALAMEDA, CALIFORNIA 94502

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Avigen, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on May 20, 2002 at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 1301 Harbor Bay Parkway, Alameda, California 94502. Avigen intends to mail this proxy statement and accompanying proxy card on or about April 15, 2002 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     Avigen will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Avigen may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Avigen. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of common stock at the close of business on April 9, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 9, 2002 Avigen had outstanding and entitled to vote 20,081,158 shares of common stock.

     Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

     Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which Avigen is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the stockholder.

     The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

 FOR SHARES REGISTERED IN YOUR NAME

     Stockholders of record may go to http://www.voteproxy.com to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-800-PROXIES and following the recorded instructions.

 FOR SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

     Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than Avigen's proxy card.

     A number of brokers and banks are participating in a program that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in such program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at http://www.proxyvote.com.

 GENERAL INFORMATION FOR ALL SHARES VOTED VIA THE INTERNET OR BY TELEPHONE

     Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time on May 19, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Avigen at Avigen's principal executive office, 1301 Harbor Bay Parkway, Alameda, California 94502, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     The deadline for submitting a stockholder proposal for inclusion in Avigen's proxy statement and form of proxy for Avigen's next annual meeting of stockholders, for the fiscal year ended December 31, 2002, pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "SEC") is December 16, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so not later than the close of business on March 21, 2003, nor earlier than the close of business on February 19, 2003. Stockholders are also advised to review Avigen's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

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                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Avigen's Certificate of Incorporation and Bylaws provide that the Board shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     The Board is presently composed of six members. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of Avigen who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2005 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

 CLASS I DIRECTORS

 Zola Horovitz, Ph.D.

     Zola Horovitz, Ph.D., 67, has served as a director of Avigen since November 1994. Dr. Horovitz has been an independent consultant to pharmaceutical and biotechnology companies since May 1994. From 1991 to May 1994, Dr. Horovitz served as Vice President, Business Development and Planning and from 1990 to 1991 as Vice President, Licensing at Bristol-Myers Squibb Co., a pharmaceutical and healthcare products company. Prior to this, Dr. Horovitz served from 1959 through 1989 in various positions at the Squibb Institute for Medical Research, including Vice President, Research, Planning & Scientific Liaison, Vice President, Drug Development, and Vice President, Biological and Pharmaceutical R&D. Dr. Horovitz currently serves on the board of directors of BioCryst Pharmaceuticals, Inc., Diacrin, Inc., Genaera Corporation, Palatin Technologies, Inc., Paligent Inc., Synaptic Pharmaceutical Corporation and 3-Dimensional Pharmaceuticals, Inc., all of which are biotechnology companies. From 1975 through 1993 Dr. Horovitz served on the Scientific Advisory Council at Princeton University and from 1976 through 1989 he served on the Advisory Board of Rutgers University College of Pharmacy. Dr. Horovitz received a Ph.D. and an M.S. in Pharmacology and a B.S. in Pharmacy from the University of Pittsburgh.

 Yuichi Iwaki, M.D., Ph.D.

     Yuichi Iwaki, M.D., Ph.D., 52, has served as a director of Avigen since November 1994. Since 1992, Dr. Iwaki has held three professorships at the University of Southern California School of Medicine in the Departments of Urology, Pathology and Surgery, and is Director of the Transplantation Immunology and Immunogenetic Laboratory. In addition, he holds visiting professorships at the University of California, Irvine, School of Medicine, Nihon University School of Medicine in Japan and the University of Pittsburgh School of Medicine. Prior to joining the University of Southern California School of Medicine faculty in 1992, Dr. Iwaki held professorships at the University of Pittsburgh in the Departments of Surgery and Pathology from 1989 through 1991 and was the director of the transplantation laboratory. Dr. Iwaki received an M.D. and a Ph.D. from Sapporo Medicine School in Sapporo, Japan.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

 CLASS II DIRECTORS

 Philip J. Whitcome, Ph.D.

     Philip J. Whitcome, Ph.D., 53, has served as a director of Avigen since December 1992. In April 1995, Dr. Whitcome was elected Chairman of the Board and from March 1996 to December 1996 he served as acting Chief Financial Officer. From 1988 to 1994, Dr. Whitcome was President and Chief Executive Officer of Neurogen Corporation, a biopharmaceutical company. From 1981 to 1988, Dr. Whitcome was employed at Amgen Inc. ("Amgen"), a biopharmaceutical company, including service as Director of Strategic Planning. Prior to joining Amgen, he served as Manager of Corporate Development for Medical Products at Bristol-Myers, and held research and marketing management positions with the Diagnostics Division of Abbott Laboratories, a pharmaceutical and medical products company. Dr. Whitcome holds a Ph.D. in Molecular Biology from the University of California at Los Angeles, an M.B.A. from the Wharton School at the University of Pennsylvania and a B.S. in Physics from Providence College.

 John K.A. Prendergast, Ph.D.

     John K.A. Prendergast, Ph.D., 48, is a co-founder of Avigen and has served as a director of Avigen since December 1992. He is currently President of SummerCloud Bay Inc., a consulting firm providing services to the biotechnology industry. From December 1992 to March 1996, Dr. Prendergast served as a Vice President and the Treasurer of Avigen. Dr. Prendergast is a co-founder and director of AVAX Technology, Inc. and Palatin Technologies, Inc. ("Palatin"), both of which are biopharmaceutical companies. Dr. Prendergast is currently chairman of the board of directors of Palatin and DGI Biotechnologies, Inc., a privately held biopharmaceutical company. Dr. Prendergast received M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia and a C.S.S. in Administration and Management from Harvard University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

 CLASS III DIRECTORS

 John Monahan, Ph.D.

     John Monahan, Ph.D., 55, has served as President, Chief Executive Officer and a director of Avigen since its inception in 1992. Prior to joining Avigen, Dr. Monahan was Vice President of Research and Development at Somatix Therapy Corporation, a gene therapy company, from 1989 to 1992, where he was responsible for the initiation and development of all research programs. From 1983 to 1988, he was Director of Molecular and Cell Biology at Berlex Laboratories, a pharmaceutical company. From 1981 to 1983, he was Group Research Chief at Hoffmann-LaRoche, a pharmaceutical company. Dr. Monahan received his Ph.D. in Biochemistry from McMaster University, Hamilton, Canada and his B.S. in Science from University College, Dublin, Ireland.

 Daniel Vapnek, Ph.D.

     Daniel Vapnek, Ph.D., 63, has served as a director of Avigen since February 2002. Dr. Vapnek is currently an adjunct professor at the University of California, Santa Barbara. From 1981 through 1999, Dr. Vapnek held various senior research positions at Amgen, Inc., a biotechnology company, including Senior Vice President, Research from 1988 to 1996 and Senior Consultant from 1996 to 1999. Prior to joining Amgen, Dr. Vapnek held various professorial positions at the University of Georgia from 1972 to 1981, including Professor of Molecular and Population Genetics, and served as a research associate at the Yale

University School of Medicine from 1970 to 1972. Dr. Vapnek is chairman of the board of directors of Protein Pathways, Inc. and is a director of BioArray Solutions, Inc., both of which are privately held biotechnology companies. Dr. Vapnek received a Ph.D. in Microbiology and a B.S. in Zoology from the University of Miami.

BOARD COMMITTEES AND MEETINGS

     During the last full fiscal year, which ended June 30, 2001, the Board held seven meetings. During the six-month transition period to Avigen's new fiscal year, which ended December 31, 2001, the Board held two meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with Avigen's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, oversees the independence of the independent auditors, evaluates the independent auditors' performance, and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Drs. Horovitz, Iwaki and Prendergast. It met five times during the last full fiscal year, and four times during the six-month transition period. All members of Avigen's Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Audit Committee is governed by a written Audit Committee Charter approved by the Board, a copy of which is attached hereto as Appendix A.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under Avigen's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two outside directors: Drs. Horovitz and Prendergast. It met three times during the last full fiscal year, and did not meet during the six-month transition period.

     The Board has no standing Nominating Committee or any committee performing the functions of such committee.

     During the fiscal year ended June 30, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. During Avigen's six-month transition period to its new fiscal year ended December 31, 2001, each Board member except Dr. Iwaki attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. Dr. Iwaki attended each regular meeting of the Board held during the transition period; however, he was unable to attend two regular meetings of the Audit Committee.

                                   PROPOSAL 2

               APPROVAL OF 1996 EQUITY INCENTIVE PLAN, AS AMENDED

     In March 1996, the Board adopted, and the stockholders subsequently approved, Avigen's 1996 Equity Incentive Plan (the "Incentive Plan"). As a result of a series of amendments, as of December 31, 2001, there were 2,500,000 shares of common stock reserved for issuance under the Incentive Plan.

     In February 2002, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Incentive Plan by 1,000,000 shares from a total of 2,500,000 shares to a total of 3,500,000 shares. The Board adopted this amendment in order to ensure that Avigen can continue to grant stock options at levels determined appropriate by the Board.

     As of December 31, 2001, awards (net of canceled or expired awards) covering an aggregate of 2,185,676 shares of Avigen's common stock had been granted under the Incentive Plan. Only 314,324 shares of common stock (plus any shares that might in the future be returned to the Incentive Plan as a result of termination or expiration of awards) remained available for future grant under the Incentive Plan.

     Avigen has also granted options under its 1993 Stock Option Plan (the "1993 Plan"), 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), 2000 Equity Incentive Plan (the "2000 Plan" and, together with the 1993 Plan, the Directors' Plan, and the Incentive Plan, the "Plans"); and to the chairman of Avigen under a "stand-alone" grant outside of the Plans (the "Chairman's Grant"). As of December 31, 2001: options to purchase a total of 36,309 shares were outstanding under the 1993 Plan; options to purchase a total of 140,000 shares were outstanding under the Directors' Plan and 140,000 shares remained available for future grants under the Directors' Plan; options to purchase a total of 1,713,703 shares were outstanding under the 2000 Plan and 3,286,297 shares remained available for future grants under the 2000 Plan, of which only 631,400 can be granted to current officers and directors; and an option to purchase 515,248 shares was outstanding under the Chairman's Grant. In March 1996, the Board determined that no further options would be granted under the 1993 Plan.

     Stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Incentive Plan are outlined below:

GENERAL

     The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively, "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, Avigen has granted only stock options under the Incentive Plan.

PURPOSE

     The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of Avigen and its affiliates may be given an opportunity to purchase stock in Avigen, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Avigen and its affiliates. All of the approximately 150 employees, directors and consultants of Avigen and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

     The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

     The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

     The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of Avigen or an affiliate, (ii) former employees of Avigen or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of Avigen or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Avigen or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

STOCK SUBJECT TO THE INCENTIVE PLAN

     Subject to this Proposal 2, an aggregate of 3,500,000 shares of common stock is reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan. If Avigen reacquires unvested stock issued under the Incentive Plan, the reacquired stock will not again become available for reissuance under the Incentive Plan.

ELIGIBILITY

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers) of Avigen and its affiliates. Employees (including officers), directors, and consultants of both Avigen and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

     No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Avigen or any affiliate of Avigen, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. Likewise, no restricted stock award may be granted under the Incentive Plan to any such 10% stockholder unless the exercise price is at least 100% of the fair market value of the stock subject to the award. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of Avigen and its affiliates) may not exceed $100,000.

     No person may be granted options and stock appreciation rights under the Incentive Plan exercisable for more than 500,000 shares of common stock during any calendar year ("Section 162(m) Limitation").

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 85% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of December 31, 2001, the closing price of Avigen's common stock as reported on the Nasdaq National Market System was $11.51 per share.

     The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other common stock of Avigen, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

     Repricing. In the event of a decline in the value of Avigen's common stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options. To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted. Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) Limitation.

     Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest quarterly over four years during the participant's employment by, or service as a director or consultant to, Avigen or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Avigen to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Avigen to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Avigen or by a combination of these means.

     Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 12 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

     The option term generally is extended in the event that exercise of the option within these periods is prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option or (ii) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). A participant's option agreement also may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Purchase Price; Payment. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of Avigen's common stock on the date of purchase, except that in certain cases (see "Eligibility") the purchase price must be at least 100% of such fair market value. The Board may award stock bonuses in consideration of past services without a purchase payment.

     The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board.

     Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of Avigen in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

     Restrictions on Transfer. Rights under a stock bonus or restricted stock purchase agreement may not be transferred except where such assignment is expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

STOCK APPRECIATION RIGHTS

     The Incentive Plan authorizes three types of stock appreciation rights.

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the participant to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the fair market value of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights may be made in cash or, if so provided in the underlying option agreement, in shares of stock.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives an appreciation distribution equal to the fair market value of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights may be made in cash or, if so provided in the underlying option agreement, in shares of stock.

     Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the participant is vested under the independent stock appreciation rights less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash or in shares of stock.

     Repricing. In the event of a decline in the value of Avigen's common stock, the Board has the authority to offer participants the opportunity to replace outstanding higher priced stock appreciation rights with new lower priced stock appreciation rights. To the extent required by Section 162(m) of the Code, a repriced stock appreciation right is deemed to be canceled and a new stock appreciation right granted. Both the stock appreciation right deemed to be canceled and the new stock appreciation right deemed to be granted will be counted against the Section 162(m) Limitation.

RESTRICTIONS ON TRANSFER

     The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by Avigen under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

     Transactions not involving receipt of consideration by Avigen, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of common stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class(es), number of shares and price per share of common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

     The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of Avigen, specified types of merger, or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan, or such outstanding awards will continue in full force and effect. If any surviving corporation does not assume awards outstanding under the Incentive Plan, or substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated. An outstanding award will terminate if the participant does not exercise it before such event.

     The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Avigen.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on March 29, 2006.

     The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of Avigen within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of
Section 422 of the Code, Rule 16b-3 of the Exchange Act or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the participant or Avigen by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

     If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

     Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

     To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, Avigen will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

     There are no tax consequences to the participant or Avigen by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Avigen is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Avigen will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

     Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Avigen is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Avigen will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Avigen, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

     Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides certain information with respect to all of Avigen's equity compensation plans in effect as of December 31, 2001.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                  NUMBER OF
                                                                                                 SECURITIES
                                                                                             REMAINING AVAILABLE
                                                                                             FOR ISSUANCE UNDER
                                                                       WEIGHTED-AVERAGE            EQUITY
                                      NUMBER OF SECURITIES TO BE      EXERCISE PRICE OF      COMPENSATION PLANS
                                        ISSUED UPON EXERCISE OF          OUTSTANDING             (EXCLUDING
                                         OUTSTANDING OPTIONS,         OPTIONS, WARRANTS     SECURITIES REFLECTED
                                          WARRANTS AND RIGHTS             AND RIGHTS           IN COLUMN (A))
           PLAN CATEGORY                          (A)                        (B)                     (C)
           -------------             -----------------------------   --------------------   ---------------------
EQUITY COMPENSATION PLANS APPROVED
  BY STOCKHOLDERS..................            1,780,866                    $16.12                  454,324
EQUITY COMPENSATION PLANS NOT
  APPROVED BY STOCKHOLDERS.........            2,228,951                    $18.62                3,286,297
                                               ---------                    ------                ---------
TOTAL..............................            4,009,817                    $17.51                3,740,621
                                               =========                    ======                =========

2000 EQUITY INCENTIVE PLAN

     The 2000 Plan was in effect as of December 31, 2001 and was adopted without the approval of Avigen's stockholders. The essential features of the 2000 Plan are outlined below:

GENERAL

     The 2000 Plan provides for the grant of nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively, "stock awards"). To date, Avigen has granted only stock options under the 2000 Plan. An aggregate of 5,000,000 shares of common stock are reserved for issuance under the 2000 Plan.

ELIGIBILITY

     Stock awards may be granted under the 2000 Plan to employees (including officers), directors and consultants of Avigen and its affiliates. The aggregate number of shares issued pursuant to stock awards granted to officers and directors under the 2000 Plan shall not exceed 40% of the number of shares reserved for issuance under the 2000 Plan, except that stock awards granted to officers prior to their employment by Avigen as an inducement to entering into employment contracts with Avigen shall not be included in such 40% limitation.

TERMS OF STOCK AWARDS

     Exercise Price; Payment. The exercise price of options and restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Avigen or its affiliates.

     The exercise price of options and restricted stock purchase awards granted under the 2000 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other common stock of Avigen.

     Stock Award Vesting. Stock awards granted under the 2000 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Avigen (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which stock awards may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Avigen to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

     Term. The term of options granted under the 2000 Plan shall be determined by the Board in its discretion. Options under the 2000 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Avigen generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 2000 Plan but have not yet vested as of the date the participant terminates his or her service.

CHAIRMAN'S GRANT

     The Chairman's Grant was in effect as of December 31, 2001 and was adopted without the approval of Avigen's stockholders in July 1995. The Chairman's Grant is comprised of a single option granted to Philip J. Whitcome, Ph.D. to purchase 515,248 shares of common stock at an exercise price of $0.49 per share, the fair market value of the stock on the date of grant, as determined by the Board. The exercise price of the Chairman's Grant may be paid either (i) in cash, (ii) by delivery of other common stock of Avigen, (iii) pursuant to a deferred payment arrangement or (iv) a combination of (i), (ii) and/or (iii). The shares issuable pursuant to the Chairman's Grant were fully vested as of December 31, 2001; however, no part of this option has been exercised. The Chairman's Grant will terminate upon the earlier of three months after termination of Dr. Whitcome's service to Avigen or July 2005.

                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected Ernst & Young LLP as Avigen's independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited Avigen's financial statements since its inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as Avigen's independent auditors is not required by Avigen's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Avigen and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

     Audit Fees. During the fiscal year ended June 30, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of Avigen's financial statements for such fiscal year and for the review of Avigen's interim financial statements was approximately $90,000. During the six-month transition period ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of Avigen's financial statements for such transition period and for the review of Avigen's interim financial statements was approximately $75,000.

     Financial Information Systems Design and Implementation Fees. During the fiscal year ended June 30, 2001, and the six-month transition period ended December 31, 2001, Ernst & Young LLP did not perform any information technology consulting services for Avigen.

     All Other Fees. During the fiscal year ended June 30, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was approximately $47,200. During the six-month transition period ended December 31, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was approximately $22,000.

     The Audit Committee has determined the rendering of all non-audit services by Ernst & Young LLP is compatible with maintaining the auditors' independence.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of Avigen's common stock as of March 1, 2002: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Avigen as a group; and (iv) all those known by Avigen to be beneficial owners of more than five percent of its common stock.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                              NUMBER OF    PERCENT OF
BENEFICIAL OWNER                                                SHARES        TOTAL
----------------                                              ----------   -----------
DIRECTORS AND EXECUTIVE OFFICERS
Philip J. Whitcome, Ph.D.(2)................................    606,495       2.94
John Monahan, Ph.D.(3)......................................    379,392       1.88
Yuichi Iwaki, M.D., Ph.D.(4)................................    224,521       1.12
Thomas J. Paulson(5)........................................    168,858          *
Kenneth G. Chahine, Ph.D.(6)................................    108,278          *
John K.A. Prendergast, Ph.D.(7).............................     95,995          *
Alan McClelland, Ph.D.(8)...................................     92,499          *
Elliott Grossbard, M.D.(9)..................................     62,625          *
Zola Horovitz, Ph.D.(10)....................................     46,790          *
Daniel Vapnek, Ph.D. .......................................         --         --
All executive officers and directors as a group (12
  persons)(11)..............................................  1,894,357       8.82
5% STOCKHOLDERS
Pictet Global Sector Fund Biotech(12).......................  1,402,726       6.97
  c/o Pictet Global Sector Fund Management Company
  1, bvd Royal
  L-2449 Luxembourg
  Europe
Adage Capital Partners, L.P.(13)............................  1,096,576       5.46
  200 Clarendon Street, 52nd Floor
  Boston, MA 02116
SMALLCAP World Fund, Inc. and
  Capital Research and Management Company(14)...............  1,050,000       5.23
  333 South Hope Street
  Los Angeles, CA 90071

---------------
  *  Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Avigen believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 20,068,139 shares outstanding on March 1, 2002, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities listed in this table is c/o Avigen at the address on the first page of this proxy statement.

 (2) Includes 589,308 shares issuable upon the exercise of options held by Dr. Whitcome that are exercisable within 60 days of the date of this table. Also includes 17,187 shares of common stock held by the Whitcome Family Trust. Dr. Whitcome is a trustee of the Whitcome Family Trust and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (3) Includes 159,218 shares issuable upon the exercise of options held by Dr. Monahan that are exercisable within 60 days of the date of this table. Also includes 104,522 shares held in the name of Dr. Monahan's former spouse and for which Dr. Monahan has voting rights.

 (4) Includes 27,075 shares issuable upon the exercise of options held by Dr. Iwaki that are exercisable within 60 days of the date of this table, as well as 148,371 shares of common stock and warrants to purchase 997 shares of common stock held by the Iwaki Family Limited Partnership. Dr. Iwaki is a partner of the Iwaki Family Limited Partnership and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Also includes 5,130 shares of common stock and warrants to purchase 3,221 shares of common stock held by Aries Domestic Fund, L.P., and warrants to purchase 36,084 shares of common stock held by Iwaki & Associates. Dr. Iwaki is a director of Aries Domestic Fund and partner of Iwaki & Associates and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (5) Includes 146,603 shares issuable upon the exercise of options held by Mr. Paulson that are exercisable within 60 days of the date of this table.

 (6) Includes 108,278 shares issuable upon the exercise of options held by Dr. Chahine that are exercisable within 60 days of the date of this table.

 (7) Includes 37,387 shares issuable upon the exercise of options held by Dr. Prendergast that are exercisable within 60 days of the date of this table.

 (8) Includes 92,499 shares issuable upon the exercise of options held by Dr. McClelland that are exercisable within 60 days of the date of this table.

 (9) Includes 65,625 shares issuable upon the exercise of options held by Dr. Grossbard that are exercisable within 60 days of the date of this table. Dr. Grossbard resigned from Avigen in March 2002.

(10) Includes 46,790 shares issuable upon the exercise of options held by Dr. Horovitz that are exercisable within 60 days of the date of this table.

(11) Includes shares described in the notes above, as applicable. Includes an aggregate of 1,418,864 shares issuable upon exercise of options and warrants which executive officers and directors of Avigen have the right to acquire within 60 days of the date of this table.

(12) Represents 1,357,190 shares held by Pictet Global Sector Fund Biotech, and 45,536 shares issuable upon exercise of warrants held by Pictet Global Sector Fund Biotech. Pictet Global Sector Fund Management Company is the fund manager for Pictet Global Sector Fund Biotech and, as such, may be deemed to beneficially own the shares held by the fund. The amount does not include 18,270 shares held by PICM Pictet Equity Fund Biotech. PICM Management Company S.A. is the fund manager for PICM Pictet Equity Fund Biotech and, as such, may be deemed to beneficially own these shares. Banque Pictet (Luxembourg) S.A. is the custodian of the shares held by Pictet Global Sector Fund Biotech and PICM Pictet Equity Fund Biotech; however, Banque Pictet does not have voting or investment power over the shares held by these funds.

(13) Represents shares held by Adage Capital Partners, L.P. ("ACP"). Adage Capital Partners GP, L.L.C. ("ACPGP") is the general partner of ACP. Adage Capital Advisors, L.L.C. ("ACA") is the managing member of ACPGP. Phillip Gross and Robert Atchinson are the managing members of ACA. As such, each of Messrs. Gross and Atchinson, ACA and ACPGP have shared voting and investment power with respect to the shares held by ACP, and may be deemed to beneficially own these shares.

(14) Represents shares held by SMALLCAP World Fund, Inc., which has sole voting power over the shares. Capital Research and Management Company is an investment advisor to SMALLCAP World Fund, Inc. and has sole dispositive power over the shares. Consequently, Capital Research and Management Company may be deemed to beneficially own the shares. Capital Research and Management Company disclaims beneficial ownership of the shares.

                                   MANAGEMENT

EXECUTIVE OFFICERS OF AVIGEN

     The names of the executive officers of Avigen and certain information about them are set forth below:

NAME                             AGE                    POSITION
----                             ---                    --------
Philip J. Whitcome, Ph.D. .....  53    Chairman of the Board
John Monahan, Ph.D. ...........  55    President, Chief Executive Officer and
                                       Director
Thomas J. Paulson..............  55    Vice President, Finance, Chief Financial
                                       Officer and Secretary
Alan McClelland, Ph.D. ........  46    Vice President, Research and Development
Kenneth G. Chahine, Ph.D. .....  37    Vice President, Business Development
Elliott Grossbard, M.D. .......  54    Vice President, Clinical Affairs
Janice Castillo................  55    Vice President, Regulatory Affairs
Frederick A. Johnson, Ph.D. ...  56    Vice President, Operations

     Biographical information about Drs. Whitcome and Monahan is set forth under Proposal 1 above.

     Thomas J. Paulson joined Avigen and was appointed Vice President, Finance, Chief Financial Officer and Secretary of Avigen effective September 20, 1996. Prior to joining Avigen, Mr. Paulson was president of Paulson Associates, a biotechnology consulting firm. From its inception in 1989 until 1994, Mr. Paulson was Chief Financial Officer of Neurogen Corporation, a pharmaceutical company. From 1986 to 1989, he was Director of Finance at CibaCorning Diagnostics, Gilford Systems, a diagnostics instrument company. From 1984 to 1986, Mr. Paulson served as financial director at Quidel Corporation, a biotechnology company. From 1971 to 1984, Mr. Paulson held various financial management positions at Abbott Laboratories, a pharmaceutical and medical products company. Mr. Paulson holds an M.B.A. from the University of Chicago Graduate School of Business and a B.B.A. in Accounting from Loyola University in Chicago.

     Alan McClelland, Ph.D., joined Avigen and was appointed Vice President, Research and Development in April 1999. From 1997 until joining Avigen, Dr. McClelland was Vice President of Research at Genetic Therapy, Inc., a biotechnology company, and from 1992 to 1997 served as its Director of Molecular and Cell Biology. From 1985 to 1992 Dr. McClelland held various research scientist positions with Molecular Therapeutics, Inc., a research and discovery unit of Bayer AG. Dr. McClelland conducted postdoctoral research at Yale University, and holds a Ph.D. from the University of London. Dr. McClelland graduated with a first class honors B.S. degree in Molecular Biology from the University of Edinburgh, Scotland.

     Kenneth G. Chahine, Ph.D., joined Avigen in 1998 and was appointed Vice President, Business Development in January 1999. Prior to joining Avigen, Dr. Chahine worked at the patent law firm of Madson & Metcalf, P.C. in Salt Lake City from 1994 to 1998. Between 1992 and 1993, Dr. Chahine worked as a research scientist at Parke-Davis Pharmaceuticals, a pharmaceutical company, and held another research scientist post at the University of Utah Department of Human Genetics from 1994 through 1996. Dr. Chahine also serves as Western Regional News and Legal Correspondent for Nature Biotechnology. Dr. Chahine holds a J.D. from the University of Utah and a Ph.D. in Biochemistry and Molecular Biology form the University of Michigan.

     Elliott Grossbard, M.D., joined Avigen and was appointed Vice President, Clinical Affairs in October 2000 and resigned from Avigen in March 2002. From 1991 until joining Avigen, Dr. Grossbard held senior research and medical affairs positions at Scios Inc., a biopharmaceutical company. Dr. Grossbard also held senior research and medical affairs positions at Genentech, Inc., a biotechnology company, from 1982 to 1990 and Hoffmann-LaRoche, a pharmaceutical company, from 1981 to 1982. From 1976 to 1980, Dr. Grossbard performed clinical work at Memorial Sloan-Kettering Medical Center, a private hospital, in New York City. Dr. Grossbard received his undergraduate and M.D. degrees from Columbia University and a Master of Laws from Yale University.

     Janice Castillo joined Avigen and was appointed Vice President, Regulatory Affairs in July 2000. Prior to joining Avigen, Ms. Castillo was Vice President, Regulatory Affairs at Elan Pharmaceuticals, Inc., a pharmaceutical company, from 1998 to 2000. From 1983 to 1998, Ms. Castillo held various regulatory affairs positions at Genentech, Inc., a biotechnology company, including Senior Director from 1993 to 1997 and Senior Director of Product Development from 1997 to 1998. From 1977 to 1983, Ms. Castillo held various regulatory affairs positions at Ortho Pharmaceuticals, a pharmaceutical company. Ms. Castillo earned her B.S. in Biology from Duquesne University in Pittsburgh, Pennsylvania.

     Frederick A. Johnson, Ph.D., joined Avigen and was appointed Vice President, Operations in July 2000. Dr. Johnson joined Avigen in March 1998 as Director of Quality Assurance, Quality Control and Documentation. Prior to joining Avigen, Dr. Johnson was Senior Consultant and West Coast Manager with Vectech, Inc., a pharmaceutical consulting firm, from 1994 to 1998. Dr. Johnson holds a Ph.D. in Biological Chemistry from the University of Michigan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Avigen's directors and executive officers, and persons who own more than ten percent of a registered class of Avigen's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Avigen. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Avigen with copies of all Section 16(a) forms they file.

     To Avigen's knowledge, based solely on a review of the copies of such reports furnished to Avigen and written representations that no other reports were required, during the fiscal year ended June 30, 2001 and the six-month transition period ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of Avigen receives a quarterly retainer of $3,000 (plus $500 for each committee meeting attended by committee members). In the year ended December 31, 2001, the total compensation paid to non-employee directors was $46,500. The members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board and committee meetings in accordance with Avigen's policy.

     Each non-employee director of Avigen also receives stock option grants under the Directors' Plan. Only non-employee directors of Avigen or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by Avigen not to qualify as incentive stock options under the Code.

     Option grants under the Directors' Plan are non-discretionary. On the date of the Annual Meeting of Stockholders each year, each member of the Board who is not an employee of Avigen and has served as a non-employee director since the previous year's Annual Meeting of Stockholders is automatically granted under the Directors' Plan, without any further action by Avigen, the Board or the stockholders of Avigen, an option to purchase 10,000 shares of common stock of Avigen. If the non-employee director has not served as a director since the previous year's Annual Meeting of Stockholders he or she shall be automatically granted an option to purchase the number of shares of common stock of Avigen (rounded up to the nearest whole share) determined by multiplying 10,000 shares by a fraction, the numerator of which is the number of days the person continuously has been a non-employee director as of the date of such grant and the denominator of which is 365. Each director who is elected for the first time to be a non-employee director of Avigen is automatically granted under the Directors' Plan, without any further action by Avigen, the Board or the stockholders of Avigen, an option to purchase 15,000 shares upon the date of initial election to the Board whether by the Board or stockholders of Avigen. No other options may be granted at any other time under the Directors' Plan.

     The exercise price of options granted under the Directors' Plan is equal to 100% of the fair market value of the common stock subject to the option on the date of the option grant. Options granted under the Directors' Plan may not be exercised until the date upon which such optionee, or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option shall become exercisable as to 33% of the option shares, 34% of the option shares shall become exercisable two years after the date of grant, and 33% shall become exercisable three years after the date of grant, in accordance with its terms. The term of options granted under the Directors' Plan is ten years. The Directors' Plan will terminate in March 2006, unless earlier terminated by the Board.

     In the event of a merger, consolidation, reorganization, dissolution, liquidation, sale of substantially all of the assets of Avigen, or certain other changes in the beneficial ownership of Avigen's securities representing at least 50% change of such ownership, the options outstanding under the Directors' Plan will automatically become fully vested and will terminate if not exercised prior to such event.

     During the last calendar year, Avigen made three grants of options to each non-employee director of Avigen then in office (Drs. Horovitz, Iwaki and Prendergast). Each received options covering 5,000, 2,500 and 10,000 shares at an exercise price per share of $14.625, $13.02 and $9.48, respectively, the fair market value of such common stock on each date of grant (based on the closing sales price reported on the Nasdaq National Market for the date of grant). As of March 1, 2002, options to purchase 20,000 shares have been exercised under the Directors' Plan.

     During the year ended December 31, 2001, Avigen paid Dr. Iwaki a total of $5,000 plus expenses in connection with his representation of Avigen at certain scientific conferences and business meetings.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ended June 30, 2000 and 2001 and the calendar year ended December 31, 2001 (due to the change in Avigen's fiscal year end from June 30th to December 31st), compensation awarded or paid to, or earned by, Avigen's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2001 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                   COMPENSATION(1)
                                                                   ---------------
                                            ANNUAL COMPENSATION      SECURITIES         ALL OTHER
                                            --------------------     UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR     SALARY($)   BONUS($)     OPTIONS(#)          ($)(2)
---------------------------       -------   ---------   --------   ---------------   ---------------
John Monahan, Ph.D. ............  CY 2001    315,000    200,000(3)     150,000(4)         2,155
President and Chief               FY 2001    300,000    200,507(3)     150,000(4)         2,155
Executive Officer                 FY 2000    250,000    150,000        150,000            2,155
Alan McClelland, Ph.D. .........  CY 2001    220,080    100,000(5)     100,000(6)         1,833
Vice President, Research          FY 2001    210,000    100,507(5)     100,000(6)         1,833
and Development                   FY 2000    190,000     75,000        100,000           15,395(7)
Thomas J. Paulson...............  CY 2001    217,560    100,000(8)     100,000(9)         6,874(10)
Vice President, Finance           FY 2001    210,000    100,507(8)     100,000(9)         6,874(10)
and Chief Financial Officer       FY 2000    180,000     75,000        100,000            6,874(10)
Kenneth G. Chahine, Ph.D. ......  CY 2001    197,750    100,000(11)    100,000(12)       1,467
Vice President, Business          FY 2001    175,000    100,507(11)    100,000(12)       1,467
Development                       FY 2000    140,000     75,000        100,000            1,467
Elliott Grossbard, M.D.(13).....  CY 2001    245,040     20,000(14)     50,000(15)       1,901
Vice President, Clinical Affairs  FY 2001    170,000     20,545(14)    200,000(15)       1,418
                                  FY 2000         --         --             --               --

---------------
 (1) Avigen has no outstanding restricted stock awards or stock appreciation rights (SARs), or long-term incentive plans (LTIPs).

 (2) Except as otherwise indicated, represents insurance premiums paid by Avigen with respect to term life insurance for the benefit of the named executive.

 (3) Bonus of $200,000 was paid in June 2001; as a result, such amount is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

 (4) Option to purchase 150,000 shares was granted to Dr. Monahan on March 9, 2001; as a result, such option is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

 (5) Bonus of $100,000 was paid in June 2001; as a result, such amount is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

 (6) Option to purchase 100,000 shares was granted to Dr. McClelland on March 9, 2001; as a result, such option is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

 (7) $13,562 represents payment of non-exempt relocation expenses for Dr. McClelland for the fiscal year ended June 30, 2000.

 (8) Bonus of $100,000 was paid in June 2001; as a result, such amount is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

 (9) Option to purchase 100,000 shares was granted to Mr. Paulson on March 9, 2001; as a result, such option is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

(10) $5,094 represents insurance premiums paid by Avigen with respect to long term disability insurance for each of the calendar year 2001, the fiscal year ended June 30, 2001 and the fiscal year ended June 30, 2000.

(11) Bonus of $100,000 was paid in June 2001; as a result, such amount is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

(12) Option to purchase 100,000 shares was granted to Dr. Chahine on March 9, 2001; as a result, such option is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

(13) Dr. Grossbard became Vice President, Clinical Affairs in October 2000 and resigned from Avigen in March 2002.

(14) Bonus of $20,000 was paid in June 2001; as a result, such amount is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

(15) Option to purchase 50,000 shares was granted to Dr. Grossbard on March 9, 2001; as a result, such option is included in both the calendar year 2001 and the fiscal year ended June 30, 2001.

                       STOCK OPTION GRANTS AND EXERCISES

     The following tables show for the calendar year ended December 31, 2001, certain information regarding options granted to, exercised by, and held at year end by, each of the Named Executive Officers. All options were granted pursuant to one of Avigen's existing stock option plans at the time of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     POTENTIAL REALIZABLE
                                 INDIVIDUAL GRANTS                                     VALUE AT ASSUMED
                             --------------------------                                 ANNUAL RATES OF
                               NUMBER OF     % OF TOTAL                                   STOCK PRICE
                              SECURITIES      OPTIONS                                  APPRECIATION FOR
                              UNDERLYING     GRANTED TO   EXERCISE OR                   OPTION TERM(1)
                                OPTIONS      EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------
NAME                         GRANTED(#)(2)   IN 2001(3)     ($/SH)         DATE        5%($)      10%($)
----                         -------------   ----------   -----------   ----------   ---------   ---------
John Monahan, Ph.D. .......     150,000        10.31        14.625        3/8/11     1,379,638   3,496,273
Alan McClelland, Ph.D. ....     100,000         6.87        14.625        3/8/11       919,758   2,330,848
Thomas J. Paulson..........     100,000         6.87        14.625        3/8/11       919,758   2,330,848
Kenneth G. Chahine,
  Ph.D. ...................     100,000         6.87        14.625        3/8/11       919,758   2,330,848
Elliott Grossbard,
  M.D.(4)..................      50,000         3.44        14.625        3/8/11       459,879   1,165,424

---------------
(1) The potential realizable value is based on the term of the option at the time of grant (10 years). Assumed stock price appreciation of 5% and 10% is used pursuant to rules promulgated by the SEC. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. No gain to the optionee is possible unless the stock price increases over the option term.

(2) Options granted become exercisable at the rate of 6.25% of the shares subject to the option each quarter for four years. The options expire 10 years from the date of grant, or earlier upon termination of employment.

(3) Based on 1,455,213 options granted to employees of Avigen during the calendar year ended December 31, 2001.

(4) Dr. Grossbard resigned from Avigen in March 2002.

   AGGREGATED OPTION EXERCISES IN CALENDAR YEAR 2001 ("2001 CY-END") AND 2001
                              CY-END OPTION VALUES

                                                                        NUMBER OF
                                                                        SECURITIES          VALUE OF
                                                                        UNDERLYING        UNEXERCISED
                                                                       UNEXERCISED        IN-THE-MONEY
                                                                     OPTIONS AT 2001    OPTIONS AT 2001
                                                                        CY-END(#)            CY-END
                               SHARES ACQUIRED                         EXERCISABLE/     ($) EXERCISABLE/
NAME                           ON EXERCISE(#)    VALUE REALIZED($)   UNEXERCISABLE(1)   UNEXERCISABLE(2)
----                           ---------------   -----------------   ----------------   ----------------
John Monahan, Ph.D. .........      25,000             313,625         112,656/269,84    405,933/169,579
Alan McClelland, Ph.D. ......      22,500             268,693         52,499/207,541     77,963/233,888
Thomas J. Paulson............          --                  --        115,041/179,845    608,918/115,105
Kenneth G. Chahine, Ph.D. ...       5,000              91,320         71,092/191,408    212,343/175,782
Elliott Grossbard, M.D.(3)...          --                  --         40,625/159,375         --/--

---------------
(1) Reflects shares vested and unvested at December 31, 2001.

(2) Fair market value of Avigen's common stock at December 31, 2001 ($11.51) minus the exercise price of the options.

(3) Dr. Grossbard resigned from Avigen in March 2002.

             EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

     In August 1992, Avigen entered into an employment agreement with John Monahan, Avigen's President and Chief Executive Officer. The employment agreement provides for, among other items: (i) a minimum base salary of at least $150,000 per year and (ii) severance payments and benefits at the standard compensation rate for 12 months or until new employment in the gene therapy field is commenced, unless termination is for just cause. The employment agreement automatically renews for successive one year periods unless 30 days' prior written notice is provided by either party or unless terminated by either party for just cause.

     In August 1996, Avigen entered into an employment agreement with Thomas J. Paulson, Avigen's Vice President, Finance and Chief Financial Officer. The employment agreement provides for, among other items: (i) a minimum base salary of $160,000 and (ii) an option to purchase 100,000 shares of Avigen's common stock at a price and vesting schedule to be determined by the Board.

     Avigen has established the Management Transition Plan. Under this plan, all executive officers and certain non-officers of Avigen will receive salary and benefits under certain change of ownership situations. Officers will receive up to 18 months of salary and benefits continuation if terminated within 18 months following a "Change in Control" as defined in the Management Transition Plan.

           REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

     The Audit Committee of the Board of Directors in the six-month transition period ending December 31, 2001 consisted of Drs. Horovitz, Iwaki and Prendergast. Under currently applicable rules, all members are independent. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this notice as Appendix A.

     The Audit Committee oversees Avigen's financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Avigen's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and Avigen including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with Avigen's independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of Avigen's internal controls and the overall quality of Avigen's financial reporting. The Audit Committee held four meetings during the six-month transition period ending December 31, 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements be included in the Transition Report on Form 10-K for the six-month period ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as Avigen's independent auditors for the fiscal year ending December 31, 2002.

                                          AUDIT COMMITTEE

                                          John K.A. Prendergast, Ph.D., Chairman
                                          Zola Horovitz, Ph.D.
                                          Yuichi Iwaki, M.D., Ph.D.

---------------

     1 The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of Avigen under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors is currently composed of Drs. Horovitz and Prendergast, neither of whom are currently officers or employees of Avigen. The Compensation Committee is responsible for establishing Avigen's compensation programs for all employees, including executives. For executive officers, the Compensation Committee evaluates performance and determines compensation policies and levels.

  COMPENSATION PHILOSOPHY

     The primary goal of the compensation program is to align compensation with business objectives and performance. Avigen's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of Avigen and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this philosophy are:

     - Avigen pays competitively with biotechnology companies with which Avigen competes for talent.

     - Avigen maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

     - Avigen provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to Avigen's business challenges and opportunities as owners and not just as employees.

     Base Salary. The Compensation Committee annually reviews each executive officer's base salary. Among the factors taken into consideration are (1) individual and corporate performance, (2) levels of responsibility, (3) prior experience, (4) breadth of knowledge of the industry and (5) competitive pay practices.

     Bonus. Avigen believes that executive performance may be maximized via a system of annual incentive awards. The actual incentive awards earned depend on the extent to which Avigen and individual performance objectives are achieved. During the fiscal year, the Compensation Committee will review and approve the annual performance objectives for Avigen and the individual officers. Avigen's objectives consist of operating, strategic and financial goals that are considered to be critical to Avigen's overall goal: building stockholder value. For the next fiscal year the Board of Directors determined that the primary goals in building stockholder value were:

     - understanding, identifying and developing products in the research pipeline as candidates for clinical testing

     - implementing strategies relating to the development of manufacturing capacity for clinical testing

     - establishing strategic corporate collaborations to facilitate product development and provide support for clinical testing

     - identifying additional potential uses for products which are currently under development

     Long-Term Incentives. Avigen's long-term incentive program consists of the following plans (the "Plans") under which Avigen has granted stock options to its executive officers: 1993 Stock Option Plan, 1996 Equity Incentive Plan and 2000 Equity Incentive Plan. Avigen has also granted a "stand-alone" grant outside

---------------

     1 The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of Avigen under the Securities Act or Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

of the Plans to the Chairman of the Board of Directors of Avigen. The Plans utilize vesting periods (generally four years) to encourage key employees to continue in the employ of Avigen. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans generally is 100% of fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if Avigen's common stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the biotechnology industry and Avigen's philosophy of significantly linking executive compensation with stockholder interests.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The base salary, bonus and stock options granted to John Monahan, Avigen's President and Chief Executive Officer, were determined in accordance with the criteria described in the "Base Salary," "Bonus" and "Long Term Incentives" sections of this report. Dr. Monahan's base salary of $315,000 reflects the Compensation Committee's subjective assessment of (1) his performance, (2) his skills in relation to other CEOs in Avigen's industry, (3) the Compensation Committee's confidence in Dr. Monahan's ability to lead Avigen's continued development and (4) the Compensation Committee's assessment of Avigen's performance. Considering these factors, the Compensation Committee set Dr. Monahan's base annual salary through the twelve-month period ending June 30, 2002 at $315,000.

LIMITATION ON DEDUCTION OF COMPENSATION PAID TO CERTAIN NAMED EXECUTIVE OFFICERS

     Section 162(m) of the Code limits Avigen to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain Named Executive Officers (as defined in this proxy statement) in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Compensation Committee believes that at the present time it is unlikely that the compensation paid to any Named Executive Officer in a taxable year will exceed $1 million. Therefore, the Compensation Committee has not established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

                                          COMPENSATION COMMITTEE

                                          John K.A. Prendergast, Ph.D., Chairman
                                          Zola Horovitz, Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Drs. Horovitz and Prendergast served as members of the Compensation Committee during the year ended December 31, 2001. Dr. Prendergast was an executive officer of Avigen from December 1992 to 1995.

     None of Avigen's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Avigen's Board or Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1996 for (i) Avigen's common stock, (ii) the Nasdaq Stock Market (U.S.) ("Nasdaq") and (iii) the American Stock Exchange Biotechnology Index ("AMEX Biotech"). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------
                       12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
--------------------------------------------------------------------------------------
 Avigen                  100         45        156        620        415        230
 Nasdaq                  100        122        170        315        191        151
 AMEX Biotech(2)         100        113        128        271        440        402

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of Avigen under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The AMEX Biotechnology Index is calculated using an equal-dollar weighing methodology.

                              CERTAIN TRANSACTIONS

     Avigen has entered into indemnity agreements with certain officers and directors which provide, among other things, that Avigen will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Avigen, and otherwise to the fullest extent permitted under Delaware law and Avigen's Bylaws.

                                 OTHER MATTERS

     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Thomas J. Paulson
                                          THOMAS J. PAULSON
                                          Secretary

April 15, 2002

DELIVERY OF THIS PROXY STATEMENT

     The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies.

     This year, a number of brokers with account holders who are Avigen stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to Avigen, Inc., Attention: Andrew Sauter, 1301 Harbor Bay Parkway, Alameda, CA, 94502, or contact our Controller, Andrew Sauter, at (510) 748-7150.

     Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

     A COPY OF AVIGEN'S TRANSITION REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 2001 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, AVIGEN, INC., 1301 HARBOR BAY PARKWAY, ALAMEDA, CALIFORNIA 94502.

                                                                      APPENDIX A

                                  AVIGEN, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

ORGANIZATION

     The Audit Committee of the Board of Directors of Avigen, Inc. (the "Company") shall consist of at least three members of the Board of Directors (the "Board"). The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee shall:

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's stockholders.

     - Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could affect the auditors' objectivity and independence, and if so determined by the Audit Committee, recommend that the Board take appropriate action to oversee the independence of the auditors.

     - Evaluate, together with the Board, the performance of the independent auditors and, if determined by the Audit Committee, recommend that the Board replace the independent auditors.

     - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

     - Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and to elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     - Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

     - Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

     - Review accounting and financial human resources planning within the Company.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and separate accountants for this purpose if, in its judgment, such retention or investigation is appropriate.

     - Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

     The operation of the Audit Committee shall be subject to the Bylaws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

                                   APPENDIX B

                                  AVIGEN, INC.

                           1996 EQUITY INCENTIVE PLAN

                             ADOPTED MARCH 29, 1996
                     APPROVED BY STOCKHOLDERS APRIL 30, 1996
                           AMENDED SEPTEMBER 12, 1997
                   APPROVED BY STOCKHOLDERS NOVEMBER 20, 1997
                           AMENDED SEPTEMBER 24, 1999
                   APPROVED BY STOCKHOLDERS NOVEMBER 12, 1999
                             AMENDED AUGUST 18, 2000
                   APPROVED BY STOCKHOLDERS NOVEMBER 17, 2000
                            AMENDED FEBRUARY 22, 2002
                      APPROVED BY STOCKHOLDERS MAY __, 2002

1.     PURPOSES.

       (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) Stock Appreciation Rights, all as defined below.

       (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

       (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     DEFINITIONS.

       (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

       (b) "BOARD" means the Board of Directors of the Company.

       (c) "CODE" means the Internal Revenue Code of 1986, as amended.

       (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

       (e) "COMPANY" means Avigen, Inc., a Delaware corporation.

       (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

       (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

       (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

       (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

       (j) "DIRECTOR" means a member of the Board.

       (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

       (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

              (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (2) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

              (3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

       (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

       (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

       (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

       (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (s) "OPTION" means a stock option granted pursuant to the Plan.

       (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

       (u) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

       (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

       (w) "PLAN" means this Avigen, Inc. 1996 Equity Incentive Plan.

       (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

       (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

       (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

       (aa) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.     ADMINISTRATION.

       (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

       (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

              (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

              (3) To amend the Plan or a Stock Award as provided in Section 14.

              (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

       (c) The Board may delegate administration of the Plan to a committee or committees of the Board composed of two (2) or more members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.     SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate three million five hundred thousand (3,500,000) shares of the Company's Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

       (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

       (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

       (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than five hundred thousand (500,000) shares of the Company's Common Stock in any calendar year.

6.     OPTION PROVISIONS.

       Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

       (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

       (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment arrangement, except that payment of the Common Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

       In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

       (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

       (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

       (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

       (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

       (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

       Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in
Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

       Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

       (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

       (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the Common Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

       (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

       (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.     STOCK APPRECIATION RIGHTS.

       (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

       (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

              (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

              (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

              (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.     CANCELLATION AND RE-GRANT OF OPTIONS.

       (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

       (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.    COVENANTS OF THE COMPANY.

       (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.    USE OF PROCEEDS FROM STOCK.

       Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.    MISCELLANEOUS.

       (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

       (b) Neither an Employee, Director nor Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

       (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue acting as a Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

       (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

       (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

       (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

13.    ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

       (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an

Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

       (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary in order for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq of securities exchange listing requirements.

       (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

       (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

       (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

       (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

       (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.    EFFECTIVE DATE OF PLAN.

       The Plan, as amended, shall become effective on such date, but no Options granted under the Plan, as amended, shall be exercised unless and until the Plan, as amended, has been approved by the stockholders of the Company.

                                                                      Appendix C

                                  AVIGEN, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2002

        The undersigned hereby appoints PHILIP J. WHITCOME and THOMAS J. PAULSON, and each of them, as the attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the stock of Avigen, Inc., a Delaware corporation ("Avigen"), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Avigen, Inc. to be held at 1301 Harbor Bay Parkway, Alameda, California on Monday, May 20, 2002, at 9:00 a.m. local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR ON THE REVERSE SIDE OF THIS PROXY CARD.

                                                                   -------------
                                                                    SEE REVERSE
                           (CONTINUED ON OTHER SIDE)                    SIDE
                                                                   -------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  AVIGEN, INC.

                                  MAY 20, 2002

               *Please Detach and Mail in the Envelope Provided*
--------------------------------------------------------------------------------

A  [X] Please mark your
       votes as in this
       example.

     WITH AUTHORITY               WITHHOLD            MANAGEMENT RECOMMENDS A VOTE FOR
to vote for the nominees        AUTHORITY to              PROPOSAL 2 AND PROPOSAL 3.
listed at right (except as   vote for the nominees
 marked to the contrary)       listed at right                                                                FOR   AGAINST  ABSTAIN
                                                          PROPOSAL 2:  To approve Avigen's 1996 Equity
          [ ]                       [ ]                                Incentive Plan, as amended,            [ ]     [ ]      [ ]
                                                                       to increase the
PROPOSAL 1:                                 NOMINEES:                  aggregate number of shares of
    To elect two                            Zola Horovitz, Ph.D.       common stock authorized for
    directors to hold                       Yuichi Iwaki, M.D., Ph.D.  issuance under such plan by
    office until the 2005 Annual                                       1,000,000 shares from 2,500,000
    Meeting of Stockholders                                            shares to a total of 3,500,000 shares


                                                          PROPOSAL 3:  To ratify the selection of Ernst &     [ ]     [ ]      [ ]
                                                                       Young LLP as independent auditors of
For, except vote withheld from the following nominees:                 Avigen for its fiscal year ending
                                                                       December 31, 2002
_____________________________________________________
                                                                       PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE
                                                                       ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF
                                                                       MAILED IN THE UNITED STATES.




Signature(s)_________________________________________________ Dated________,2002

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                  AVIGEN, INC.

                                  May 20, 2002

Co.#____________                                             Acct.#_____________

                            PROXY VOTING INSTRUCTIONS

    TO VOTE BY MAIL

    PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

    TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)

    PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.

    TO VOTE BY INTERNET

    PLEASE ACCESS THE WEB PAGE AT "WWW.VOTEPROXY.COM" AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

                                                            --------------------
    YOUR CONTROL NUMBER IS   ---->
                                                            --------------------



               *Please Detach and Mail in the Envelope Provided*
--------------------------------------------------------------------------------

A  [X] Please mark your
       votes as in this
       example.

     WITH AUTHORITY               WITHHOLD            MANAGEMENT RECOMMENDS A VOTE FOR
to vote for the nominees        AUTHORITY to              PROPOSAL 2 AND PROPOSAL 3.
listed at right (except as   vote for the nominees
 marked to the contrary)       listed at right                                                               FOR    AGAINST  ABSTAIN
                                                          PROPOSAL 2:  To approve Avigen's 1996 Equity
          [ ]                       [ ]                                Incentive Plan, as amended,           [ ]      [ ]       [ ]
                                                                       to increase the
PROPOSAL 1:                                 NOMINEES:                  aggregate number of shares of
    To elect two                            Zola Horovitz, Ph.D.       common stock authorized for
    directors to hold                       Yuichi Iwaki, M.D., Ph.D.  issuance under such plan by
    office until the 2005 Annual                                       1,000,000 shares from 2,500,000
    Meeting of Stockholders                                            shares to a total of 3,500,000 shares


                                                          PROPOSAL 3:  To ratify the selection of Ernst &    [ ]      [ ]       [ ]
                                                                       Young LLP as independent auditors of
For, except vote withheld from the following nominees:                 Avigen for its fiscal year ending
                                                                       December 31, 2002
_____________________________________________________
                                                                       PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE
                                                                       ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF
                                                                       MAILED IN THE UNITED STATES.




Signature(s)_________________________________________________ Dated________,2002

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.